EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity	EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 121 State Street Albany, NY 12207

Supplement Dated February 10, 2023
To the Summary and Statutory Prospectuses
Dated May 1, 2022

Important Information about

Putnam VT Multi-Asset Absolute Return

This Supplement updates certain information in the Prospectus. Please read this Supplement carefully and retain it for future use.

Effective April 21, 2023, the Putnam VT Multi-Asset Absolute Return Subaccount (the “Putnam VT Subaccount”) is no longer available as an investment option under your Contract. The underlying fund of the Putnam Subaccount, the Putnam VT Multi-Asset Absolute Return Fund, will close to new investments on April 20, 2023 and is expected to be liquidated on or about April 21, 2023.

If you have allocated Contract Value to the Putnam VT Subaccount, you may want to consider transferring your Contract Value to another available subaccount prior to April 21, 2023. Should you choose to request such a transfer, there will be no fees, charges, tax effects, penalties or alteration of your rights for transferring Contract Value from the Putnam VT Subaccount to another subaccount, and such transfers will not count toward any transfer limit under your Contract.

If a transfer request is not received by the close of business on April 20, 2023, Contract Value allocated to the Putnam VT Subaccount and redemption proceeds received upon the Fund’s liquidation will be reallocated to the Rydex VIF U.S. Government Money Market Subaccount, which invests in the Rydex VIF U.S. Government Money Market Fund. The investment objective of the Rydex VIF U.S. Government Money Market Fund is to provide security of principal, high current income, and liquidity. If you have instructions designating allocation to the Putnam VT Subaccount as part of a Dollar Cost Averaging or Asset Reallocation Option, those allocation instructions will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Allocation Option (without the Putnam VT Subaccount), you need to submit a new form to our Administrative Office.

More detailed information regarding the investment objective, policies, risks, and expenses associated with the Rydex VIF U.S. Government Money Market Fund, and other relevant information, may be found in the fund prospectus. The prospectus for an Underlying Fund should be read in conjunction with the Contract Prospectus. You may contact Security Benefit Life Insurance Company or First Security Benefit Life Insurance and Annuity Company of New York to obtain additional information, including a transfer request form or a copy of the fund prospectus. The fund prospectuses are also available online at the following locations:

Contracts issued by Security Benefit Life Insurance Company

•	EliteDesigns® Variable Annuity (Contracts issued prior to April 18, 2011) – https://dfinview.com/SecurityBenefit/TAHD/814121281?site=PSBL
•	EliteDesigns® Variable Annuity (Contracts issued on or after April 18, 2011) – https://dfinview.com/SecurityBenefit/TAHD/DFIN11320?site=PSBL
•	EliteDesigns® II Variable Annuity – https://dfinview.com/SecurityBenefit/TAHD/814121158?site=PSBL

Contracts issued by First Security Benefit Life Insurance and Annuity Company of New York

•	EliteDesigns® Variable Annuity (Contracts issued prior to April 18, 2011) – https://dfinview.com/SecurityBenefit/TAHD/336277504?site=PFSBL
•	EliteDesigns® Variable Annuity (Contracts issued on or after April 18, 2011) – https://dfinview.com/SecurityBenefit/TAHD/DFIN11321?site=PFSBL
•	EliteDesigns® II Variable Annuity – https://dfinview.com/SecurityBenefit/TAHD/336277116?site=PFSBL

Please Retain This Supplement For Future Reference